CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - GBP (£) £ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Profit or loss [abstract]
Revenue		£ 381	£ 699
Other income	31	14	22
Research and development costs	(5,437)	(4,067)	(5,111)
Administrative costs	(3,793)	(4,342)	(4,542)
Loss from operations	(9,199)	(8,014)	(8,932)
Finance income	3,385	570	497
Finance expense	(165)	(41)	(53)
Loss before tax	(5,979)	(7,485)	(8,488)
Taxation	250	406	832
Loss for the year attributable to the owners of the parent	(5,729)	(7,079)	(7,656)
Items that will or may be reclassified subsequently to profit or loss:
Total other comprehensive income net of tax
Total comprehensive loss attributable to the owners of the parent	£ (5,729)	£ (7,079)	£ (7,656)
Loss per share
Basic loss perordinary share - pence	£ (0.001)	£ (0.02)	£ (1.55)
Diluted loss per share	£ (0.001)	£ (0.02)	£ (1.55)